101 SA-2
101 SAA-2

                         SUPPLEMENT DATED JUNE 21, 2005
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                           TEMPLETON GROWTH FUND, INC.
                              DATED JANUARY 1, 2005


The Statement of Additional Information is amended as follows:

The following paragraphs are added immediately following the first paragraph under "Non-Fundamental Investment Policies":

     Notwithstanding fundamental investment policy number two, neither the Fund nor any series of shares of the Fund may invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle. In addition, neither the Fund nor any series of shares of the Fund may invest in participations of venture capital or private equity funds.

     Any borrowings by the Fund pursuant to fundamental investment policy number six will be at borrowing conditions that reflect customary market standards.


                Please keep this supplement for future reference.